Exhibit 99.1

PRESS RELEASE

6D Global Technologies Prevails Against Class Action Lawsuit

U.S. District Court Issues Sweeping Decision in Favor of 6D Global’s Motion to Dismiss

NEW YORK, March 9, 2017 – 6D Global Technologies, Inc., a premier digital business solutions company, announced today that a putative class action complaint against it has been dismissed with prejudice by Manhattan U.S. District Judge Robert Sweet.

“I am excited that 6D Global has been vindicated by such a strong and decisive ruling,” said Tejune Kang, Chairman and CEO of 6D Global Technologies. “I am pleased with the Court’s clearheaded analysis and sound judgement on this case. We will rigorously defend all lawsuits, especially those frivolous complaints without any support for their claims. But most of all, I am looking forward to focusing my full attention on 6D Global’s core mission: providing a platform of digital marketing services to our clients on a global scale.”

The class action lawsuit against 6D Global alleged that the company violated federal securities laws, but Federal Judge Sweet on Monday dismissed the action with prejudice because the plaintiffs’ pleadings failed to make out a viable case.

“One by one, the allegations against 6D Global have crumbled,” added Kang. “As we free ourselves from the burden of fighting baseless claims, 6D Global is charging forward.”

Judge Sweet’s ruling was in Joseph Puddu, et al., v 6D Global Technologies, Inc., et al., No. 1:15-cv-08061-RWS, in the United States District Court, Southern District of New York. 6D Global is represented by Peter Flocos of K&L Gates LLP.

About 6D Global Technologies, Inc.

6D Global Technologies, Inc. is a premier digital business solutions company serving the digital marketing and technology needs of enterprise-class organizations worldwide. 6D Global Technologies’ companies offer a full suite of services and solutions to help large organizations optimize digital business channels and create better experiences for their customers, resulting in increased revenue growth and market share. Services include web content management, web and marketing analytics, digital creative, marketing automation, mobile applications, digital publishing, and marketing management solutions. For more information, visit www.6DGlobal.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, but not limited to, statements with respect to the Company’s future growth opportunities and strategic plan. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, those items listed under the “Risk Factors” caption in the Company’s public reports filed with the SEC, including the Company’s Form 10-K for the fiscal year ended December 31, 2015. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Media Contact:

Randall Samborn
(312) 214-2300
ir@6DGlobal.com